D&E Communications, Inc.

Investor Presentation

February 2007

Disclosure Regarding Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as "believes," "estimates," "expects," "intends," "may," "will," "should," "could" or "anticipates" or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Forward-looking statements in this presentation may include, among others, statements concerning:

- projections of our future results of operations, cash flows or financial condition;
- our business strategy and our ability to capitalize on any of our competitive strengths; and
- the continued availability of capital resources.

The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following:

- increasing competition in the communications industry;
- a complex and uncertain regulatory environment; and
- the impact on our business of our indebtedness and the covenants relating to this indebtedness.

All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Regulation G Disclosure

In this presentation, we use the operating measure "Adjusted EBITDA." Adjusted EBITDA is a non-GAAP (generally accepted accounting principles) operating measure under Regulation G promulgated by the Securities and Exchange Commission. We compute Adjusted EBITDA by adding depreciation and amortization expense to operating income. Each of these GAAP financial measures are line items in our income statement and thus Adjusted EBITDA can be reconciled to net income, the most comparable GAAP financial measure to Adjusted EBITDA. Net income is reconciled to Adjusted EBITDA for the periods for which Adjusted EBITDA is presented on the slides entitled "Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)."

Presentation of Adjusted EBITDA is consistent with how we evaluate performance of our business units and Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, other companies in our industry may calculate Adjusted EBITDA differently than we do. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

Management Introduction

James Morozzi, President & CEO

Mr. Morozzi joined D&E Communications, Inc. where he has served as President and Chief Executive Officer since March 16, 2005. Prior to coming to D&E, Morozzi was President of Exelon Communications, a division of Exelon Enterprises, LLC, from 2001 to 2004. From 1986 to 2001, he worked in various management roles at PECO Energy Company, including Business Leader/Vice President of PECO Wireless, LLC and Corporate Strategist for Corporate Planning and Development. He formerly served as chairman of the management committee of PECO Telcove Communications and as a Board member of AT&T Wireless PCS of Philadelphia, LLC. Mr. Morozzi is a member of the Board of Directors of the Pennsylvania Telephone Association and the Lancaster Chamber of Commerce and Industry. He has been a director of the Company since April 2005. Mr. Morozzi is a member of the executive committee.

Management Introduction

Thomas Morell, Sr. Vice President, CFO, & Treasurer

Thomas E. Morell has been Chief Financial Officer and Treasurer since 1995, and Senior Vice President since May 2002. Mr. Morell has been employed by D&E since 1984, serving as Assistant Controller from 1984 to 1990 and Controller from 1990 to 1995. From 1982 to 1984, he was employed by Coopers and Lybrand as an auditor. Mr. Morell is a Certified Public Accountant and is a member of the Pennsylvania Institute of Certified Public Accountants.

Management Introduction

W. Garth Sprecher, Sr. Vice President & Secretary

W. Garth Sprecher joined the Company in 1984. He was named Commercial Manager in 1988 and served as Vice President and Secretary from 1996 to 2002. He currently serves as Senior Vice President and Secretary, overseeing the Human Resources and Facilities departments, as well as media and public relations. Mr. Sprecher has been a member of D&E Communications' Board of Directors since 1993 and is a member of the executive committee. Mr. Sprecher also serves as Vice Chairman of Sterling Financial Corporation and is a member of their nominating committee and Chairman of the executive committee and compensation committee. He is a member of the Board of Directors of the Greater Reading Chamber of Commerce and is a member of the Board of Directors of Lancaster General Hospital.

D&E Service Territory



RLEC
(Rural Local Exchange Carrier)
CLEC
(Competitive Local Exchange Carrier)
Systems Integration & Internet Service Provider
Wyoming
Lackawanna
Sullivan
Lycoming
Williamsport
Clinton
Luzerne
Columbia
Union
Lewisburg
Montour
Centre
State College
Snyder
Northumberland
Schuylkill
Mifflin
Juniata
Blair
Altoona
Berks
Reading
Birdsboro
Perry
Dauphin
Lebanon
Huntingdon
Harrisburg
Ephrata
Pottstown
Bucks
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
Delaware
Adams
York
Lancaster

Our Mission –
to be a leading
regional broadband ICP

D&E's purpose is to "connect" customers – we facilitate communication

Corporate Objectives

Drive stock price and shareholder value by:

- Increasing Adjusted EBITDA / Net Income
- Managing CAPEX spending
- Pay down debt beyond current payment schedule
- Transform company to reflect changing industry dynamics

2005 Accomplishments

Financial

- Improved Operating Income by 8%
- Improved Adjusted EBITDA by 2%
- Reduced Long Term Debt by $13 million
- Maintained debt ratings from Standard & Poor's, Moody's

Customer / Product Development

- 79% Broadband Subscriber Growth
- Added over 2,000 "On Net" CLEC lines
- Ended year with more than 6,000 video customers
- Launched Transparent LAN Service (TLS)

Operational

- Implemented new Trouble Management System, which resulted in 12% improvement in Grade of Service
- Reduced Out-Of-Service hours by more than 103,000 hours
- Four-year labor contract ratified by 76 union employees
- Staffing reduced by 10% overall – 30% in Sys Integration

2006 Accomplishments

- Own the broadband connection to the customer
  - **Target: 8,100** new DSL subscribers
  - **Actual: 8,759** as of 12/31/06
- Drive profitable on-net CLEC business
  - **Target: 3,000** CLEC On-Net line adds
  - **Actual: 2,812** as of 12/31/06
- Make Systems Integration an essential part of our solution to customers
  - **Target: 200** new Systems Integration accounts with current D&E customers
  - **Actual: 106** as of 12/31/06

2006 Accomplishments

- Nortel CS soft switch installed
- Amended credit facility
- Began outreach and communication with investors and analysts
- Voice Systems assets sold 9/29/06
- Emphasis on Managed Services and Professional Services
- Incorporation of Systems Integration services into the ICP offering to customers

Total Connections at YE '05


1/1/05
209,675
RLEC
(4,909)
Dial-up
(3,576)
CLEC
2,335
DSL
High-Speed
8,780
Cable Modems
59
Web Hosting
43
Video
1,132
12/31/05
213,539

Note: Chart not to scale. Total connections includes all RLEC, CLEC, Dial-up, DSL, Cable modems, web hosting, and video subscribers

Total Connections – 2006



213,539
RLEC
(4,850)
Dial-up
(2,622)
Web
Hosting
(1)
Cable
Modems
335
Video
807
CLEC
2,924
DSL
High-Speed
8,885
219,017
1/1/06
12/31/06

Note: Chart not to scale. Total connections includes all RLEC, CLEC, Dial-up, DSL, Cable modems, web hosting, and video subscribers

Transformation of Company

2007 and Beyond

D&E's View

- Industry is changing
- Industry is consolidating
- Increase Average Daily Trading Volume and improve market liquidity

D&E's Action Plan

- Strengthen our balance sheet
- Manage our cash flow
- Become more active within the financial community and with institutional investors

Historical Financial Summary

Consolidated

Revenue, Adjusted EBITDA, Operating Income and Net Income/(Loss)
(Before Discontinued Operations Reclassifications)



($ in millions)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
-$20
173.1
62.4
23.8
4.1
176.3
60.1
20.9
(2.7)
176.2
61.4
22.7
13.7
2003
2004
2005
Revenue
Adjusted EBITDA (1)
Operating Income (2)
Net Income/(Loss)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

RLEC Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions)



$120
$100
$80
$60
$40
$20
$0
113.3
65.3
33.7
111.0
59.9
29.2
110.5
62.1
32.5
2003
2004
2005
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

CLEC Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions)



$50
$40
$30
$20
$10
$0
-$10
35.8
37.6
40.8
0.2
1.7
3.5
(3.8)
(2.7)
(1.5)
2003
2004
2005
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

Internet Services Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions)


$14
$12
$10
$8
$6
$4
$2
$0
-$2
7.3
0.7
(0.1)
10.4
1.4
0.3
13.0
0.7
(0.6)
2003
2004
2005
Revenue
Adjusted EBITDA(1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

Systems Integration Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)
(Before Discontinued Operations Reclassifications)



($ in millions)
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
23.4
24.8
20.3
(2.6)
(4.3)
(2.7)
(4.6)
(4.2)
(5.8)
2003
2004
2005
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

Capital Expenditures

($ in millions)

	2003		2004		2005	
		% of Total		% of Total		% of Total
RLEC	$13.9	63.8%	$18.9	70.0%	$23.4	76.2%
CLEC	4.0	18.3%	5.0	18.5%	4.3	14.0%
Internet	1.3	6.0%	1.1	4.1%	1.9	6.2%
Systems Integration	0.9	4.1%	1.1	4.1%	0.4	1.3%
Video & Other	1.7	7.8%	0.9	3.3%	0.7	2.3%
Totals	$21.8		$27.0		$30.7	

Selected Uses of Cash


($ in millions)
$35
$30
$25
$20
$15
$10
$5
$0
25.2
13.7
5.3
2.0
7.1
13.3
30.9
13.3
13.0
7.7
6.8
0.0
2004
2005
CAPEX (1)
Interest
Debt Payment (2)
Income Taxes
Dividend
Treasury Stock

(1) Capital expenditures, net of proceeds from sales

(2) Payments on long term debt and revolving lines of credit, net of proceeds from long term financing

Credit Facility Amendment- 2006

- Reduced annual interest expense by $600,000
- Reduced annual principal payments to $7 million
- Eliminated $10 million step down in the Revolver
- Transferred $7 million from Revolver to Term Loan
- Eased the fixed charge coverage ratio
- Eased the total leverage ratio
- Eliminated the mandatory hedging requirement

Historical Financial Summary

Consolidated

Revenue, Adjusted EBITDA, Operating Income and Net Income

($ in millions)

Nine Months Ended September 30



$140
$120
$100
$80
$60
$40
$20
$0
122.7
44.4
15.7
6.6
122.3
43.8
15.3
3.3
9/30/05
9/30/06
Revenue
Adjusted EBITDA (1)(4)
Operating Income (2)
Net Income (3)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

(3) 2006 includes a $0.6M loss on early extinguishment of debt, a $1.1M non-cash intangible asset impairment charge, and a $0.9M loss on the sale of the voice systems business. 2005 includes $1.3 million of Net Income from the sale of our ownership interest in PenTeleData

(4) Includes the $1.9M non cash intangible asset impairment charge in the second quarter of 2006

Historical Financial Summary - RLEC

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

Nine Months Ended September 30

($ in millions)



$100
$80
$60
$40
$20
$0
82.0
45.5
23.1
81.6
44.2
22.6
9/30/05
9/30/06
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

---

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary - CLEC

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

Nine Months Ended September 30



($ in millions)
$35
$30
$25
$20
$15
$10
$5
$0
-$5
30.3
2.4
(1.2)
31.7
4.3
(0.1)
9/30/05
9/30/06
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

---

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary- ISP

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

Nine Months Ended September 30

($ in millions)



$14
$12
$10
$8
$6
$4
$2
$0
-$2
9.6
0.3
(0.7)
11.4
1.0
(0.1)
9/30/05
9/30/06
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary-
Systems Integration

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

Nine Months Ended September 30

($ in millions)



$8
$6
$4
$2
$0
-$2
-$4
-$6
-$8
7.2
(3.2)
(4.0)
4.8
(5.1)
(5.6)
9/30/05
9/30/06
Revenue
Adjusted EBITDA (1) (3)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

(3) Includes the $1.9M non cash intangible asset impairment charge in the second quarter of 2006

Historical Financial Summary

Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)

(Before Discontinued Operations Reclassifications)

(dollars in thousands)

	2003	2004	2005
RLEC Adjusted EBITDA	$ 65,254	$ 59,938	$ 62,056
CLEC Adjusted EBITDA	199	1,699	3,541
Internet Services Adjusted EBITDA	685	1,410	736
Systems Integration Adjusted EBITDA	(2,588)	(2,681)	(4,166)
Corp, Other & Elim Adjusted EBITDA	(1,157)	(300)	(763)
D&E Communications Adjusted EBITDA	$ 62,393	$ 60,066	$ 61,404
Depreciation & amortization	(38,626)	(39,119)	(38,745)
Equity in net losses of affiliates	(2,537)	(3,172)	1,000
Interest expense	(18,074)	(14,389)	(14,177)
Gain/(loss) on investments	790	(1,057)	6,895
Loss on early extinguishment of debt	0	(5,252)	0
Other income/(expense), net	1,964	1,679	3,205
Income taxes	(1,968)	(1,430)	(5,806)
Dividend on utility preferred stock	(65)	(65)	(65)
Loss from operations of Paging business			
net of income tax benefit of $27	(53)	0	0
Cumulative effect of change in accounting principle,			
net income taxes of $177	260	0	0
Net income/(loss)	$ 4,084	$ (2,739)	$ 13,711

Historical Financial Summary

Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)

(dollars in thousands)	Nine Months Ended September 30 2005		Nine Months Ended September 30 2006	
RLEC Adjusted EBITDA	$	45,537	$	44,156
CLEC Adjusted EBITDA		2,442		4,310
Internet Services Adjusted EBITDA		335		968
Systems Integration Adjusted EBITDA		(3,239)		(5,077)
Corp, Other & Elim Adjusted EBITDA		(626)		(525)
D&E Communications Adjusted EBITDA	$	44,449	$	43,832
Depreciation & amortization		(28,723)		(28,489)
Equity in net losses of affiliates		(142)		(238)
Interest expense		(10,436)		(11,537)
Loss on early extinguishment of debt		0		(1,094)
Gain/(loss) on investments		2,043		0
Other income/(expense), net		2,458		3,555
Income taxes		(2,763)		(1,496)
Dividend on utility preferred stock		(49)		(49)
Loss from operation of Voice Systems business, net of tax		(190)		(355)
Loss on sale of Voice Systems business, net of tax		0		(870)
Net income/(loss)	$	6,647	$	3,259

Q & A